Exhibit 15

ACKNOWLEDGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

First Midwest Bancorp, Inc.

We are aware of the incorporation by reference in the following Registration Statements of our report dated November 6, 2009 relating to the unaudited consolidated interim financial statements of First Midwest Bancorp, Inc. that are included in its Form 10-Q for the quarter ended September 30, 2009.

•	Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan

•	Registration Statement (Form S-3 No. 333-132137) pertaining to a First Midwest Bancorp, Inc. debt and equity securities offering

•	Registration Statement (Form S-4 No. 333-114406) pertaining to First Midwest Capital Trust I

•	Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan

•	Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

•	Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

•	Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

•	Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Director Stock Plan

•	Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Director Stock Plan

•	Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan

•	Registration Statement (Form S-8 No. 333-151072) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Non-employee Director Stock Plan

•	Registration Statement (Form S-3 No. 333-157615) pertaining to a First Midwest Bancorp, Inc. debt and equity securities offering

                                                                                                                                         Ernst & Young LLP

Chicago, Illinois
November 6, 2009